                                                                      EXHIBIT 10


================================================================================


        FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                           dated as of August 8, 2001

                                     among

                            VINTAGE PETROLEUM, INC.,

                           The Lenders Party Hereto,


                               BANK OF MONTREAL,
                            as Administrative Agent,


                             BANK OF AMERICA, N.A.,
                             as Syndication Agent,


                      SOCIETE GENERALE, SOUTHWEST AGENCY,
                            as Documentation Agent,

                                      and

                              ABN AMRO BANK, N.V.,
                               as Managing Agent


================================================================================

        FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
        ---------------------------------------------------------------

     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 8, 2001 (this "First Amendment"), is among VINTAGE PETROLEUM, INC.,
                            ---------------
a Delaware corporation (the "Borrower"), the commercial lending institutions
                             --------
parties hereto (the "Lenders"), BANK OF MONTREAL, as administrative agent for
                     -------
the Lenders (the "Agent"), BANK OF AMERICA, N.A., as syndication agent, SOCIETE
                  -----
GENERALE, SOUTHWEST AGENCY, as documentation agent, and ABN AMRO BANK, N.V., as managing agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Agent and the Lenders have heretofore entered into that certain Second Amended and Restated Credit Agreement, dated as of November 30, 2000 (the "Credit Agreement"); and
                        ----------------

     WHEREAS, the Borrower, the Agent and the Lenders now intend to amend the Credit Agreement in certain respects as hereinafter provided.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, each of the Borrower, the Agent and the Lenders agree as follows:

     SECTION 1.  Defined Terms.  Terms defined in the Credit Agreement are used
                 -------------
in this First Amendment with the same meaning, unless otherwise indicated.

     SECTION 2.  Definition of "Subordinated Debt".  The definition of
                 ---------------------------------
"Subordinated Debt" shall be amended (A) to delete the word "and" which appears between the words "2009" and "Borrower's" and to insert a comma in place of the deleted word and (B) to insert the following phrase at the end of such definition "and Borrower's $200,000,000 7 7/8% Senior Subordinated Notes Due 2011."

     SECTION 3.  Definition of "Subsidiary".  The definition of "Subsidiary"
                 -------------------------
shall be amended to insert the phrase set forth below immediately after the phrase "means, with respect to any Person,":

      "(i) any partnership in which such Person or any Subsidiary of such Person is the sole general partner or is the managing general partner (if there is more than one general partner) and such partnership is consolidated with such Person for purposes of financial reporting under GAAP and (ii)".

     SECTION 4.  Indebtedness.  Section 7.2.2 of the Credit Agreement is amended
                 ------------
to include the following:

       (A) Subparagraph (m) is deleted in its entirety and replaced with the following:

       "(m) unsecured Indebtedness of the Borrower in an amount outstanding not to exceed $250,000,000 in the aggregate, plus interest and premium, if any;"


       (B) Subparagraph (n), clause (i) is amended to delete the amount "$25,000,000" and replace such amount with "$75,000,000".

       (C) Subparagraph (t) is amended to delete the word "and" which appears immediately prior to such subparagraph and to delete the period at the end of subparagraph (t) and to replace the deleted period with a semi-colon. Subparagraph (u) is inserted and shall state "the Borrower's outstanding $200,000,000 7 7/8% Senior Subordinated Notes Due 2011; and".

       (D) A new subparagraph (v) is inserted at the end thereof and shall state "unsecured Indebtedness of the Borrower's Subsidiaries in an outstanding amount not to exceed $50,000,000 in the aggregate."

       SECTION 5.  Guaranties, Loans or Advances.  Subparagraph (g) of Section
                   -----------------------------
7.2.8 is hereby amended to delete the amount of "$25,000,000" and to replace such amount with "$75,000,000".

       SECTION 6.  Negative Pledges, Restrictive Agreements, etc.  Each sentence
                   ---------------------------------------------
of Section 7.2.11 is hereby amended to delete, in each instance where either appears, the phrases "clause (b), (m), (p), (r), (s) or (t)" or "clause (m),
(p), (r), (s) or (t)" and to replace each such deleted phrase with the phrase "clause (b), (m), (p), (r), (s), (t) or (u)".

       SECTION 7.  Increase of Borrowing Base.  Pursuant to Section 2.7.3 of the
                   --------------------------
Credit Agreement, the Borrower has requested a redetermination of the Borrowing Base. The Agent and Syndication Agent have determined a Borrowing Base of $850,000,000 and hereby notify the Lenders of such determination. Upon the approval and effectiveness of this Amendment as set forth in Section 8 below, the Borrowing Base shall be $850,000,000.

       SECTION 8.  Conditions to Effectiveness.  The effectiveness of this First
                   ---------------------------
Amendment shall be subject to the prior or concurrent satisfaction, on or before August 8, 2001, of the conditions precedent that the Agent shall have received, all of the following, in form and substance satisfactory to the Agent, and in sufficient number of signed counterparts to provide one for each Lender:

       (A) Counterparts of this First Amendment, duly executed by each of the Borrower, the Agent and the Applicable Lenders.

       (B) A certificate of the secretary or assistant secretary of the Borrower (x) stating that attached thereto are resolutions of its Board of Directors approving this First Amendment which are in full force and effect, and (y) identifying its officers authorized to sign this First Amendment and verifying the signatures of such officers.

       (C) Receipt by the Agent, in immediately available funds, for its own account and the account of each Lender a fee for each Lender in an amount set forth in that certain letter from the Agent to the Lenders dated July 25, 2001, which fee shall (x) compensate the Lenders for this First Amendment and (y) include the Agent's or such Lender's fee for the discretionary determination of the Borrowing Base pursuant to Section 2.7.3 of the Credit Agreement.

       Upon satisfaction of the foregoing conditions precedent, this First Amendment shall be effective as of the date hereof.

       SECTION 9.  Representations and Warranties.  To induce the Lenders and
                   ------------------------------
the Agent to enter into this First Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article VI of the Credit Agreement (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

       (A) The execution, delivery and performance by the Borrower of this First Amendment (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of (w) applicable law or regulation, (x) the Borrower's certificate of incorporation or by-laws, (y) any judgment, injunction, order or decree binding upon the Borrower or any Subsidiary or (z) any material agreement or instrument binding upon the Borrower or any of its Subsidiaries or (v) do not result in, or require the creation or imposition of, any Lien on any properties of the Borrower or any of its Subsidiaries.

       (B) This First Amendment constitutes the legal, valid and binding agreement of the Borrower enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

       (C)  No Default has occurred and is continuing.

       SECTION 10.  Reaffirmation of Credit Agreement.  This First Amendment
                    ---------------------------------
shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and the Notes are hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

       SECTION 11.  Severability.  Any provision of this First Amendment which
                    ------------
is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this First Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

       SECTION 12.  Headings.  The various headings of this First Amendment are
                    --------
inserted for convenience only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.

       SECTION 13.  Counterparts; Integration.  This First Amendment may be
                    -------------------------
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This First Amendment and the Credit Agreement as amended by this First Amendment constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

       SECTION 14.  GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS FIRST
                    -----------------------------------------
AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS FIRST AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY

IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS FIRST AMENDMENT.

       SECTION 15.  Successors and Assigns.  The provisions of this First
                    ----------------------
Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this First Amendment without the prior written consent of all Lenders.

       SECTION 16.  WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS AND THE
                    --------------------
BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS FIRST AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS FIRST AMENDMENT.


                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective officers as of the day and year first above written.

                              VINTAGE PETROLEUM, INC.


                              By: /s/ William C. Barnes
                                  -----------------------------------
                                      William C.  Barnes
                                      Executive Vice President and
                                      Chief Financial Officer


                              Address:   110 West Seventh Street
                                         Tulsa, Oklahoma 74119

                              Fax:       (918) 878-5781

                              Attention: William C.  Barnes,
                                         Executive Vice President and
                                         Chief Financial Officer

                                    BANK OF MONTREAL, as Administrative Agent and Lender

                                    By: /s/ J.B. Whitmore
                                        -------------------------------
                                    Name:  J.B. Whitmore
                                    Title:  Managing Director

                                    Address:    700 Louisiana Street, Suite
                                                4400
                                                Houston, Texas 77002

                                    Facsimile:  (713) 223-4007
                                    Attention:  James Ducote

                              ABN AMRO BANK, N.V.,
                              as Managing Agent and Lender


                              By: /s/ Rodney Kubicek
                                  -----------------------------------
                              Name: Rodney Kubicek
                              Title:  Group Vice President


                              By: /s/ John Reed
                                  -----------------------------------
                              Name: John Reed
                              Title:  Assistant Vice President

                              Domestic
                              Office:    Three Riverway
                                         Suite 1700
                                         Houston, Texas 77056

                              Facsimile No. (713) 621-5801

                              Attention: Jamie Conn

                              LIBOR
                              Office:    Three Riverway
                                         Suite 1700
                                         Houston, Texas 77056

                              Facsimile No.: (713) 621-5801

                              Attention: Jamie Conn

                              with a copy to:

                              ABN AMRO Bank
                              208 S. LaSalle, Suite 1500
                              Chicago, Illinois 60604

                              Attention: Loan Administration

                              FLEET NATIONAL BANK,
                              as Lender


                              By:
                                  -----------------------------------
                              Name:
                              Title:

                              Domestic
                              Office:    100 Federal Street
                                         MS 01-08-04, 8th floor
                                         Boston, Massachusetts 02110

                              Facsimile No. (617) 434-3652

                              Attention: Bryon Cail

                              LIBOR
                              Office:    100 Federal Street
                                         Boston, Massachusetts 02110

                              Facsimile No.: (617) 434-0201

                              Attention: Ruth Sawyer

                              THE BANK OF NEW YORK,
                              as Lender


                              By: /s/ Raymond J. Palmer
                                  -----------------------------------
                              Name: Raymond J. Palmer
                              Title:  Vice President

                              Domestic
                              Office:         One Wall Street
                                              19th floor
                                              New York, New York 10286

                              Facsimile No.:  (212) 635-7923

                              Attention:      Ray Palmer

                              LIBOR
                              Office:         One Wall Street
                                              19th floor
                                              New York, New York 10286

                              Facsimile No.:  (212) 635-7923

                              Attention:      Lisa Williams

                                BANK OF OKLAHOMA N.A.,
                                as Lender



                                By: /s/ Michael M. Coats
                                  -----------------------------------
                                Name:   Michael M. Coats
                                Title:  Senior Vice President

                                Domestic
                                Office: One Williams Center, 8th Floor Tulsa, Oklahoma 74172

                                Facsimile No.:  (405) 736-8974

                                Attention:      Sherri Curry

                                LIBOR
                                Office: One Williams Center, 8th Floor Tulsa, Oklahoma 74172

                                Facsimile No.:  (405) 736-8974

                                Attention:      Sherri Curry

                                BNP PARIBAS,
                                as Lender


                                By: /s/ Brian M. Malone
                                  -----------------------------------
                                Name:   Brian M. Malone
                                Title:  Managing Director


                                By: /s/ A. David Dodd
                                  -----------------------------------
                                Name:   A. David Dodd
                                Title:  Vice President

                                Domestic
                                Office:       1200 Smith Street, Suite 3100
                                              Houston, Texas  77002

                                Facsimile No. (713) 659-3832

                                Attention:    David Dodd

                                LIBOR
                                Office:       1200 Smith Street, Suite 3100
                                              Houston, Texas  77002

                                Facsimile No. (713) 659-5305

                                Attention:    Leah Evans Hughes

                                CHRISTIANIA BANK OG KREDITKASSE ASA,
                                as Lender



                                By: /s/ William S. Phillips
                                   ------------------------
                                Name:   William S. Phillips
                                Title:  First Vice President

                                By: /s/ Angela Dogancay
                                   --------------------
                                Name:   Angela Dogancay
                                Title:  Vice President


                                Domestic
                                Office:        New York Branch
                                               11 West 42nd Street
                                               7th floor
                                               New York, New York 10036

                                Facsimile No.  (212) 827-4888

                                Attention:     Steve Phillips

                                LIBOR
                                Office:        New York Branch
                                               11 West 42nd Street
                                               New York, New York 10036

                                Facsimile No.: (212) 827-4888

                                Attention:     Jackie Ng

                                CREDIT LYONNAIS NEW YORK BRANCH,
                                as Lender


                                By: /s/ Attila Kec
                                   -------------------------------------
                                Name:   Attila Kec
                                Title:  Senior Vice President

                                Domestic
                                Office:        1000 Louisiana, Suite 5360
                                               Houston, Texas 77002

                                Facsimile No.: (713) 751-0307

                                Attention:     John Grandstaff

                                LIBOR
                                Office:        1301 Avenue of the Americas
                                               New York, New York 10019

                                Facsimile No.: (917) 849-5440

                                Attention:     Bindu Menon

                                FIRST UNION NATIONAL BANK,
                                as Lender


                                By: /s/ David E. Humphreys
                                   ------------------------------------
                                Name:   David E. Humphreys
                                Title:  Vice President

                                Domestic
                                Office:        1001 Fannin, Suite 2255
                                               Houston, Texas 77002

                                Facsimile No.  (713) 650-6354

                                Attention:     David E. Humphreys

                                LIBOR
                                Office:        1001 Fannin, Suite 2255
                                               Houston, Texas 77002

                                Facsimile No.: (713) 650-6354

                                Attention:     Debbie Blank

                                FORTIS CAPITAL CORP.,
                                as Lender


                                By: /s/ Darrell W. Holley
                                   -----------------------------------
                                Name:   Darrell W. Holley
                                Title:  Managing Director

                                By: /s/ Deirdre Sanborn
                                   -----------------------------------
                                Name:   Deirdre Sanborn
                                Title:  President

                                Domestic
                                Office: 100 Crescent Court, Suite 1777 Dallas, Texas 75201


                                Facsimile No.: (214) 754-5982

                                Attention:     Deirdre Sanborn

                                LIBOR
                                Office: 100 Crescent Court, Suite 1777 Dallas, Texas 75201

                                Facsimile No.: (214) 754-5981

                                Attention:     Yolanda Dittmar

                                NATEXIS BANQUES POPULAIRES,
                                as Lender


                                By: /s/ Timothy L. Polvado
                                   --------------------------------------
                                Name:   Timothy L. Polvado
                                Title:  Vice President and Group Manager


                                By: /s/ Donovan C. Broussard
                                   --------------------------------------
                                Name:   Donovan C. Broussard
                                Title:  Vice President

                                Domestic
                                Office:        NATEXIS BANQUES POPULAIRES
                                               Southwest Representative Office
                                               333 Clay Street, Suite 4340
                                               Houston, TX 77002

                                Facsimile No.  (713) 759-9908

                                Attention:     Donovan Broussard

                                LIBOR
                                Office:        NATEXIS BANQUES POPULAIRES
                                               Southwest Representative Office
                                               333 Clay Street, Suite 4340
                                               Houston, TX 77002

                                Facsimile No.: (713) 759-9908

                                Attention:     Tanya McAllister

                                BANK OF AMERICA, N.A.,
                                as Lender and Syndication Agent


                                By: /s/ J. Scott Fowler
                                  ------------------------------
                                Name:   J. Scott Fowler
                                Title:  Managing Director

                                Domestic
                                Office:        901 Main Street, 64th Floor
                                               Dallas, TX 75202

                                Facsimile No.  (214) 209-1285

                                Attention:     Scott Fowler

                                LIBOR
                                Office:        901 Main Street, 64th Floor
                                               Dallas, TX 75283

                                Facsimile No.: (214) 209-1285

                                Attention:     Scott Fowler

                                with copy to:

                                               901 Main Street, 14th Floor
                                               Dallas, Texas 75202

                                Facsimile No.: (214) 290-9521

                                Attention:     Ken Smith

                                SOCIETE GENERALE,
                                as Lender and Documentation Agent


                                By: /s/ Cary Hughes
                                   --------------------------------------
                                Name:   Cary Hughes
                                Title:  Director

                                Domestic
                                Office:          1111 Bagby, Suite 2020
                                                 Houston, Texas 77002

                                Facsimile No.    (713) 650-0824

                                Attention:       Paul Cornell

                                LIBOR
                                Office: 2001 Ross Avenue, Suite 4800 Dallas, Texas 75201

                                Facsimile No.:   (214) 754-0171

                                Attention:       Aretha Velasquez

                              THE FUJI BANK, LIMITED
                              as Lender


                              By: /s/ Masatoshi Abe
                                 --------------------------------------
                              Name:   Masatoshi Abe
                              Title:  Vice President and Manager

                              Domestic
                              Office:         1 Houston Center, Suite 4100
                                              1221 McKinney Street
                                              Houston, Texas 77010

                              Facsimile No.   (713) 759-0717

                              Attention:      Tommy Watts

                              LIBOR
                              Office: Two World Trade Center, 79th Floor New York, New York 10048

                              Facsimile No.:  (212) 488-8216

                              Attention:      Betty Ali

                                THE SANWA BANK LTD., NEW YORK
                                BRANCH, as Lender


                                By: /s/ C. Lawrence Murphy
                                   --------------------------------------
                                Name:   C. Lawrence Murphy
                                Title:  Senior Vice President

                                Domestic
                                Office:          55 East 52nd Street
                                                 New York, New York 10055

                                Facsimile No.:   (212) 754-2360

                                Attention:       C.L. Murphy

                                LIBOR
                                Office:          55 East 52nd Street
                                                 New York, New York 10055

                                Facsimile No.:   (212) 754-2368

                                Attention:       Pricilla Mark

                                BANKERS TRUST COMPANY,
                                as Lender


                                By:
                                   --------------------------------------
                                Name:
                                Title:

                                Domestic
                                Office: 130 Liberty Street, MS 2141
                                        New York, New York 10006

                                Facsimile No.:   (212) 250-7351

                                Attention:       Maria Cabrera

                                LIBOR
                                Office:          130 Liberty Street, MS 2141
                                                 New York, New York 10006

                                Facsimile No.:   (212) 250-7351

                                Attention:       Maria Cabrera

                                with a copy to:

                                David E. Sisler
                                Deutsche Bank
                                909 Fannin Street, Suite 3000
                                Houston, Texas 77010
                                Facsimile No. (713) 759-6708

                                CITIBANK N.A.,
                                as Lender


                                By: /s/ Douglas A. Whiddon
                                   --------------------------------------
                                Name:   Douglas A. Whiddon
                                Title:  Senior Banker

                                Domestic
                                Office:          399 Park Avenue
                                                 4th Floor, Zone 4s
                                                 New York, New York 10043

                                Facsimile No.    (212) 832-9857

                                Attention:       Greg Morzano

                                LIBOR
                                Office:          2 Penn's Way, 2nd Floor
                                                 New Castle, Delaware 19720

                                Facsimile No.:   (302) 894-6120

                                Attention:       Shane Penick

                           UNION BANK OF CALIFORNIA, N.A.,
                           as Lender


                           By: /s/ Gary Shekerjian
                              --------------------------------------
                           Name:   Gary Shekerjian
                           Title:  Vice President

                           Domestic
                           Office:          500 N. Akard, Suite 4200
                                            Dallas, Texas 75201

                           Facsimile No.    (214) 922-4209

                           Attention:       Gary Shekerjian

                           LIBOR
                           Office:          Energy Capital Services -
                                            Monterey Park Office
                                            601 Potrero Grande Drive, #4-957-161
                                            Monterey Park, California 91754

                           Facsimile No.:   (323) 720-2780

                           Attention:       Yolanda Hollis

                                LOCAL OKLAHOMA BANK, N.A.,
                                as Lender


                                By: /s/ Robert O. Laird
                                   --------------------------------
                                Name:   Robert O. Laird
                                Title:  Vice President

                                Domestic
                                Office: 2250 E. 73rd Street, Suite 200 Tulsa, Oklahoma 74136

                                Facsimile No.  (918) 497-2497

                                Attention:     Robert O. Laird

                                LIBOR
                                Office: 2250 E. 73rd Street, Suite 200 Tulsa, Oklahoma 74136

                                Facsimile No.  (918) 497-2497

                                Attention:     Robert O.  Laird

                                UMB BANK, N.A., as Lender


                                By: /s/ Richard J. Lehrter
                                   -----------------------
                                Name:   Richard J. Lehrter
                                Title:  Vice President

                                Domestic
                                Office: 4200 E. Skelly Dr., Suite 1020 Tulsa, Oklahoma 74135


                                Facsimile No.  (918) 496-8368

                                Attention:     Richard J.  Lehrter

                                LIBOR
                                Office: 4200 E. Skelly Dr., Suite 1020 Tulsa, Oklahoma 74135


                                Facsimile No.  (918) 496-8368

                                Attention:     Richard J. Lehrter